UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2012

SMART ONLINE, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                           Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 320 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

919-765-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 31, 2012, Smart Online, Inc., or the Company, extended its secured credit facility, or the Credit Facility, with Israel Discount Bank of New York, or IDB, as lender, under which the Company may, in a single borrowing pursuant to a Promissory Note dated May 31, 2012, or the Note, borrow an aggregate principal amount of up to $5.0 million.  The stated maturity date of the Note is May 31, 2013.  The Note replaces that certain Promissory Note dated December 6, 2010 in the principal amount of $6.5 million by the Company in favor of IDB that was scheduled to mature on May 31, 2012. Under the prior note, the Company borrowed from IDB $5.0 million – the amount that remains outstanding under the new Note as of June 6, 2012.

Amounts borrowed under the new Note bear interest equal to the higher of (i) four percent (4.00%) or (ii) LIBOR plus 300 basis points, payable in quarterly installments commencing August 31, 2012.  The Company has agreed, pursuant to the terms of an Assignment and Pledge of Deposit Account Agreement dated May 31, 2012, to maintain a deposit account initially in the amount of $250,000 to cover interest payments due under the Note, and has assigned and pledged to IDB all right, title and interest to that deposit account. The Note provides for the acceleration of principal and payment of all other amounts payable thereunder upon the occurrence and continuation of certain events of default.

Borrowings under the Note are guaranteed by Atlas Capital, SA, or Atlas, pursuant to the terms of a Guaranty in favor of IDB dated May 31, 2012. Atlas is the beneficial owner of forty percent (40%) of the Company’s common stock and the holder of a majority of the aggregate outstanding principal amount of the Company’s convertible secured subordinated notes due November 14, 2013.

The foregoing description of the Company’s extension of its Credit Facility is not complete and is subject to and qualified in its entirety by reference to the new Note and Guaranty, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

We hereby file the following exhibits:

10.1           Promissory Note dated May 31, 2012, made by Smart Online, Inc. for the benefit of Israel Discount Bank of New York, as lender.

10.2           Guaranty dated May 31, 2012, made by Atlas Capital, SA for the benefit of Israel Discount Bank of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

By:	/s/ Thaddeus J. Shalek
Name: Thaddeus J. Shalek
Title: Chief Financial Officer

Date:  June 6, 2012